Exhibit 10.5

LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT THIS LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT (the “ Agreement ”) is entered into and effective as of the date last written below (the “ Effective Date ”), by and among Athena Bitcoin Global, a Nevada corporation (the “ Company ”), its subsdidiary Athena Bitcoin, Inc . (“ Subsidiary ”), a Delaware corporation, and Eric Gravengaard, an executive officer and director and more than 10 % shareholder of the Company and Subsidiary (“ Key Holder ”), on the one hand, and Mike Komaransky, a Florida individual (the “ Lender ”) and KGPLA Holdings LLC, a Delaware limited liability company (the “ Lead Investor ”), on the other hand, in respect of : (i) that certain Loan Agreement dated August 22 , 2018 by and between Subsidiary and Lender (the “ Bitcoin Loan Agreement ”) ; (ii) that certain Securities Purchase Agreement dated January 31 , 2020 by and among Company and Subsidiary, on the one hand, and the investors listed therein including Investor (the “ Purchase Agreement ”) ; and (iii) that certain Voting Agreement dated January 31 , 2020 by and among Company, the Lead Investor and Key Holder (the “ Voting Agreement ”) . Company, Subsidiary, Key Holder, Lender and Investor shall be individually referred to herein as a “ Party ” and collectively referred to herein as the “ Parties ” . All capitalized terms used herein, otherwise not defined, shall have meanings set forth in the Loan Agreement (unless otherwise indicated herein) . RECITALS A. WHEREAS, under the Loan Agreement, the Lender made a loan to Subsidiary (the “ Bitcoin Loan ”) in the principal amount of thirty (30) bitcoin at an annual interest rate of 13 . 5% (the “ Interest Rate ”) and a maturity date of August 22 , 2019 (the “ Loan Maturity Date ”) ; B. WHEREAS, on January 30 , 2020 , the Company closed the share exchange transaction with Subsidiary and Subsidiary’s shareholders and lenders, pursuant to which Subsidiary became a majority - owned and controlled subsidiary of the Company ; C. WHEREAS, on January 31 , 2020 , the Company and Athena, on the one hand, and on the other hand, the Lead Investor, an entity controlled and beneficially held by the Lender, entered into Purchase Agreement, pursuant to which the Lead Investor acquired a convertible debenture (the “ CD ”) on the same date in the principal amount of $ 3 , 000 , 000 (the “ CD Amount ”) at annual interest rate of 8 % and with a maturity date of sixty (60) months from the date of the Purchase Agreement subject to the terms and conditions of the Purchase Agreement and the CD ; D. WHEREAS, on February 4 , 2020 , Swingbridge Crypto III LLC subscribed under the Purchase Agreement for a convertible debenture substantially similar to the CD in the principal amount of $ 125 , 000 , but no further subscriptions occurred prior to the expiration of the offering contemplated under the Purchase Agreement, and as of immediately prior to the Effective Date there have been no amendments to the Purchase Agreement or the CD ; E. WHEREAS, the Loan Agreement has not been amended by the Lender and Subsidiary as of immediately prior to the Effective Date and, although the Loan Maturity Date has passed and a significant portion of the Loan Amount remains outstanding as of immediately prior to the Effective Date, Subsidiary and the Lender acknowledge that the Lender has not declared a default of the Loan Agreement and that Subsidiary has made, as of the Effective Date, made nine (9) payments to the Lender toward principal reduction in the total amount of $ 315 , 000 , such that as of the Effective Date, the outstanding Loan Amount is 21 . 65096562 bitcoin (the “ Bitcoin Loan Amount Balance ”) ; F. WHEREAS, Company and Subsidiary have requested that the Lender not declare a default under the Bitcoin Loan Agreement and exercise its rights and remedies thereunder and under applicable law, agree to modify the payment terms related to the Bitoin Loan Amount in a manner that Key Holder believes will allow Page 1 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 6

Subsidiary to repay the Bitcoin Loan on a timely basis, and in connection therewith, the relevant Parties to the Purchase Agreement and the Voting Agreement desire to amend such agreements simultaneously; and G. WHEREAS, the Parties acknowledge that the Lender is currently a director on the Board of Directors of the Company (the “ Board ”) and, as the principal of the Lead Investor under the Purchase Agreement, and pursuant to the Voting Agreement and the Company’s Amended and Restated Articles of Incorporation as amended and currently in effect, has appointed two (2) other directors on the Board, and that, given the nature of the transactions which Company and Subsidiary by and through Key Holder as CEO of Company and Subsidiary have requested hereunder and their effects on the rights and obligations of Company and Subsidiary, that the Parties believe all transactions should be specially approved on behalf of the Company in respect of their terms being fair and in the best interest of the Company and its shareholders, separately by Key Holder and Edward Weinhaus (the “ Disinterested Directors ”) in accordance with the applicable provisions of Section 78 . 140 of the Nevada Revised Statutes . AGREEMENT NOW, THEREFORE, in consideration of the mutual promises and understandings hereafter set forth, the receipt and sufficiency of which is hereby acknowledged by the Parties, IT IS AGREED AS FOLLOWS: 1. Bitcoin Loan Amendment . Upon (a) the approval by written consent of the Disinterested Directors, in the form reasonably acceptable to the Company’s board of directors (including Lender and the Disinterested Directors), of not less than all of the Distinterested Directors, and (b) thereafter concurrently with and conditioned upon the execution and delivery by Company and Subsidiary of that certain First Amendment to the Loan Agreement attached to this Agreement in the form of Exhibit A (the “ Bitcoin Loan Amendment ”), the Purchase Agreement Amendment (defined below) and the Voting Agreement Amendment (defined below) (collectively, the “ Bitcoin Amendment Conditions ”), the Lender agrees to execute and deliver the Bitcoin Loan Amendment to amend the terms of the Loan Agreement as stated therein, provided that, for clarification, unless otherwise expressly provided in this Agreement or the Bitcoin Loan Amendment, no other terms of the Bitcoin Loan Agreement shall be modified, and Company and Subsidiary hereby reaffirm the Bitcoin Loan and the Bitcoin Loan Amount Balance due to the Lender . For further clarification, the Lender shall not be obligated to enter into the Bitcoin Loan Amendment unless and until the Bitcoin Amendment Conditions are satisfied as contemplated in this Section 1 . 2. Purchase Agreement Amendment . Upon (a) the approval by written consent of the Disinterested Directors, in the form reasonably acceptable to the Company’s board of directors (including Lender and the Disinterested Directors), of not less than all of the Distinterested Directors, and (b) thereafter concurrently with and conditioned upon the execution and delivery by Company of that certain First Amendment to the Purchase Agreement attached to this Agreement in the form of Exhibit B (the “ Purchase Agreement Amendment ”), the Bitcoin Loan Amendment and the Voting Agreement Amendment (collectively, the “ Purchase Agreement Amendment Conditions ”), the Lead Investor agrees to execute and deliver the Loan Amendment to amend the terms of the Loan Agreement as stated therein, provided that, for clarification, unless otherwise expressly provided in this Agreement or the Purchase Agreement Amendment, no other terms of the Purchase Agreement or the CD shall be modified, and Company hereby reaffirms the CD and the CD Amount due to the Lead Investor . For further clarification, the Lead Investor shall not be obligated to enter into the Purchase Agreement Amendment unless and until the Purchase Agreement Amendment Conditions are satisfied as contemplated in this Section 2 . 3. Voting Agreement Amendment . Upon (a) the approval by written consent of the Disinterested Directors, in the form reasonably acceptable to the Company’s board of directors (including Lead Investor and the Disinterested Directors), of not less than all of the Distinterested Directors, and (b) thereafter concurrently with and conditioned upon the execution and delivery by Company and Key Holder of that certain First Amendment to the Voting Agreement attached to this Agreement in the form of Exhibit C (the “ Voting Agreement Page 2 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 6

Page 3 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 6 Amendment ”), the Bitcoin Loan Amendment and the Purchase Agreement Amendment (collectively, the “ Voting Agreement Amendment Conditions ”), the Lead Investor agrees to execute and deliver the Voting Agreement Amendment to amend the terms of the Voting Agreement as stated therein, provided that, for clarification, unless otherwise expressly provided in this Agreement or the Voting Agreement Amendment, no other terms of the Voting Agreement (or, correspondingly, Company’s article of incorporation or bylaws, as the case may be) shall be modified, and Company and Key Holder hereby reaffirm the Voting Agreement and Lead Investor’s right thereunder . For further clarification, Lead Investor shall not be obligated to enter into the Voting Agreement Amendment unless and until the Voting Agreement Amendment Conditions are satisfied as contemplated in this Section 3 . 4. Miscellaneous . (a) Further Instruments . The Parties shall execute and deliver further instruments, documents or papers and shall perform all acts reasonably necessary or proper to carry out and effectuate the terms of this Agreement as may be required by the terms of the Agreement or as may be reasonably requested by any Party to this Agreement . (b) Confidentiality . Except for such disclosure as may be required by judicial or administrative process or by applicable law (including federal and state securities laws), as may be permitted by the terms of this Agreement or the terms of the Bitcoin Loan Agreement, the Purchase Agreement and/or the Voting Agreement, as the case may be, or as otherwise may be necessary or appropriate to carry out or enforce the terms and conditions of this Agreement, each Party agrees that it shall use all commercially reasonable efforts to maintain, and to cause its subsidiaries, affiliates, parents companies, principals, officers, directors, shareholders (and assigns) or agents to maintain, in confidence the terms of this Agreement . (c) Counterparts . This Agreement may be signed in two or more counterparts, each of which shall be an original, and all of which shall be deemed one instrument, and counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U . S . federal ESIGN Act of 2000 , e . g . , www . docusign . com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes . (d) Independent Legal Advice . Each of the Parties represents and warrants that they have been advised to seek advice from independent legal counsel of their own choosing regarding this Agreement and its terms and language, and that they have been represented by counsel or had the opportunity to be represented by counsel of their own choosing in negotiations for and in the preparation of this Agreement . Each of the Parties represents and warrants that they have read this Agreement or had it read to them by counsel, or that they have had this Agreement explained to them by counsel and that they are fully aware of the contents and legal effect of this Agreement . Each of the Parties understands and acknowledges the significance and consequence of these releases and covenants not to sue and the Parties hereto, and each of them, expressly consent that this Agreement, the releases set forth herein and covenants not to sue shall be given full force and effect according to each and all of their express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified . (e) No Reliance . No Party has made any statement, representation or promise, other than as expressly set forth herein, to any other Party in entering into this Agreement, which has been relied upon by any other Party in entering into this Agreement . (f) Assignments . Except as specifically provided otherwise in this Agreement, neither this Agreement nor any right or obligation herein shall be assignable (voluntarily, involuntarily, by judicial process,

Page 4 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 6 operation of law, or otherwise), in whole or in part, by any Party without the prior written consent of all other Parties. (g) Modification . Any modification, alteration or amendment of this Agreement shall be invalid unless it is in writing, specifically refers to this Agreement, and is signed by all of the Parties or their respective successors and permitted assigns . The requirement of a writing may not be orally waived . (h) Waiver . Any Party may specifically and expressly waive in writing any portion of this Agreement or any breach hereof, but only to the extent such provision is for the benefit of the waiving Party, and no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision . The consent by one Party to any act for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future, and no forbearance by a Party to seek a remedy for noncompliance or breach by another Party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach . (i) Effect of Headings . The titles and headings of this Agreement are for convenience and identification only and shall not limit, amplify or define the contents of the respective sections or paragraphs to which they pertain . (j) Materiality . Each term of this Agreement is contractual and not merely a recital. (k) Construction . This Agreement has been negotiated at arm’s length between persons (or their representatives) sophisticated and knowledgeable in the matters dealt with in this Agreement . Each of the Parties has cooperated in the drafting and preparation of this Agreement, and each of the Parties has been advised by his, her or its attorney of choice as to the appropriateness of entering into this Agreement . Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is not applicable and is hereby waived . The provisions of this Agreement shall be interpreted in a reasonable manner to effectuate the intentions of the Parties . (l) Controlling Law/Jurisdiction and Venue . The validity, construction and performance of this Agreement, and any dispute, claim or litigation arising out of or relating to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of laws principles that would result in the application of any laws other than those of the State of Delaware . (m) Authority to Execute . Each Party represents and warrants that each natural person who signs this Agreement on its behalf has full and complete power and authority to execute this Agreement on behalf of such Party and to bind said Party to this Agreement and that no further consents or approvals are required, other than as otherwise expressly contemplated hereunder . (n) Advice of Counsel ; Legal Fees . Each of the Parties acknowledges, represents and warrants that such Party has been represented by independent legal counsel of such Party’s own choice throughout all of the negotiations which preceded the execution of this Agreement and that such Party has executed this Agreement with the consent and on the advice of such independent legal counsel . Each of the Parties further acknowledges that such Party and its counsel have had adequate opportunity to make whatever investigation or inquiry such Party may deem necessary or desirable in connection with the subject matter of this Agreement prior to its execution and the delivery and acceptance of the consideration specified therein . The Parties agree that the Company shall reimburse the Lender and the Lead Investor for their legal fees and expenses in an amount of $ 5 , 000 , in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereunder, which amount shall be delivered at closing by wire or other electronic transfer to Lender and Lead Investor in accordance with written instructions provided by them to the Company .

LENDER By: Mike Komaransky Date: LEAD INVESTOR: KGPLA Holdings, LLC, a Delaware LLC By: Name: Mike Komaransky Title: Authorized Person Date: [SIGNTURE PAGE (continued)] DocuSign Envelope ID: 590063C0 - EB76 - 424A - AAE4 - 683007875434 12 - Jul - 2021 | 11:01:01 AM PDT Page 7 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 5

DocuSign Envelope ID: 590063C0 - EB76 - 424A - AAE4 - 683007875434 LENDER By: Mike Komaransky Date: LEAD INVESTOR: KGPLA Holdings, LLC, a Delaware LLC By: Name: Mike Komaransky Title: Authorized Person Date: 12 - Jul - 2021 | 11:01:01 AM PDT [SIGNTURE PAGE (continued)] Page 7 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 5

DocuSign Envelope ID: F2F57A93-6083-465D-BBB7-CF0D835F320C

[SIGNTURE PAGE TO LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed and delivered or caused the executiona and delivery of this Agreement by their respective authorized officers as of the respective dates written below, to be effective as of the Effective Date.

COMPANY:

ATHENA BITCOIN GLOBAL, a Nevada corporation

By: ______________________________

Name: Eric Gravengaard

Title: CEO

Date: ____________________________

SUBSIDIARY:

ATHENA BITCOIN, INC., a Delaware corporation

By: ______________________________

Name: Eric Gravengaard

Title: CEO

Date: ____________________________

KEY HOLDER:

DocuSigned by:

By: ______________________________

7A505EBD9D9C456...

Eric Gravengaard

Date: 12-Jul-2021 | 12:13:31 PM PDT

Page 6 of 10
LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT
10660087-5

DocuSign Envelope ID: F2F57A93 - 6083 - 465D - BBB7 - CF0D835F320C [SIGNTURE PAGE TO LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT] IN WITNESS WHEREOF, the Parties have executed and delivered or caused the executiona and delivery of this Agreement by their respective authorized officers as of the respective dates written below, to be effective as of the Effective Date . COMPANY: ATHENA BITCOIN GLOBAL, a Nevada corporation By: Name: Eric Gravengaard Title: CEO Date: 12 - Jul - 2021 | 12:13:31 PM PDT SUBSIDIARY: ATHENA BITCOIN, INC., a Delaware corporation By: Name: Eric Gravengaard Title: CEO Date: KEY HOLDER: By: Eric Gravengaard Date: Page 6 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 5

[SIGNTURE PAGE TO LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT] IN WITNESS WHEREOF, the Parties have executed and delivered or caused the executiona and delivery of this Agreement by their respective authorized officers as of the respective dates written below, to be effective as of the Effective Date . COMPANY: ATHENA BITCOIN GLOBAL, a Nevada corporation By: Name: Eric Gravengaard Title: CEO Date: SUBSIDIARY: ATHENA BITCOIN, INC., a Delaware corporation By: Name: Eric Gravengaard Title: CEO Date: KEY HOLDER: By: Eric Gravengaard Date: DocuSign Envelope ID: F2F57A93 - 6083 - 465D - BBB7 - CF0D835F320C 12 - Jul - 2021 | 12:13:31 PM PDT Page 6 of 10 LOAN RESTRUCTURING AND RELATED AMENDMENTS AGREEMENT 10660087 - 5